NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Julia Hornack
Mayfield Village, Ohio 44143	(440) 395-2164
http://www.progressive.com

PROGRESSIVE REPORTS JULY RESULTS

MAYFIELD VILLAGE, OHIO -- August 19, 2015 -- The Progressive Corporation (NYSE:PGR) today reported the following results for July 2015:

	July	July
(millions, except per share amounts and ratios; unaudited)	2015	2014	Change

Net premiums written	$2,011.5	$1,809.7	11%
Net premiums earned	$1,928.9	$1,743.5	11%
Net income available to Progressive	$104.5	$119.3	(12)%
Per share	$0.18	$0.20	(12)%
Total pretax net realized gains (losses) on securities
(including net impairment losses)	$3.2	$15.4	(79)%
Combined ratio	93.1	91.6	1.5 pts.
Average diluted equivalent shares	589.0	595.0	(1)%

We acquired a controlling interest in ARX Holding Corp. (ARX), parent company of American Strategic Insurance (ASI) and other subsidiaries, on April 1, 2015. Beginning in April 2015, our companywide results include the results of ARX and its subsidiaries, which are included in the "Property business" throughout the release. Periods prior to April 1, 2015, do not include ARX's results.

(thousands; unaudited)	July	July	Change
	2015	2014
Policies in Force
Vehicles:
Agency – auto	4,736.4	4,828.4	(2) %
Direct – auto	4,756.4	4,419.4	8%
Total personal auto	9,492.8	9,247.8	3%
Total special lines	4,147.5	4,084.0	2%
Total Personal Lines	13,640.3	13,331.8	2%
Total Commercial Lines	543.1	516.9	5%
Property business	1,060.9	'--	NM

NM = Not meaningful; Property business written by Progressive prior to April 2015 was negligible.

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Lines business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned and/or operated predominantly by small businesses. Our Property business writes personal and commercial property insurance for homeowners, other property owners, and renters.

See the “Comprehensive Income Statements” and “Supplemental Information” for further month and year-to-date information and the "Monthly Commentary" at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
July 2015
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$2,011.5
Revenues:
Net premiums earned	$1,928.9
Investment income	36.0
Net realized gains (losses) on securities:
Net impairment losses recognized in earnings	0
Net realized gains (losses) on securities	3.2
Total net realized gains (losses) on securities	3.2
Fees and other revenues	29.8
Service revenues	8.9
Gains (losses) on extinguishment of debt	(0.9)	Represents the loss on the repurchase of $18.4 million in principal amount of our 6.70% Debentures due 2067.
Total revenues	2,005.9

Expenses:
Losses and loss adjustment expenses	1,402.3
Policy acquisition costs	160.0
Other underwriting expenses	263.1
Investment expenses	2.6
Service expenses	7.7
Interest expense	11.6
Total expenses	1,847.3
Income before income taxes	158.6
Provision for income taxes	53.5
Net income	105.1
Less: Income attributable to noncontrolling interest (NCI)	0.6
Net income available to Progressive	104.5

Other comprehensive income, net of tax
Changes in:
Total net unrealized gains (losses) on securities	32.8
Net unrealized gains on forecasted transactions	(0.2)
Foreign currency translation adjustment	(0.3)
Other comprehensive income (loss)	32.3
Add: Other comprehensive (income) loss attributable to NCI	$(0.9)
Total comprehensive income available to Progressive	$135.9

1For a description of our financial reporting and accounting policies, see Note 1 to our 2014 audited consolidated financial statements included in our 2014 Shareholders’ Report, and Note 1 - Basis of Presentation in our Second Quarter 2015 Shareholders' Report, both of which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
July 2015
(millions)
(unaudited)

	Year-to-Date
	2015	2014	% Change
Net premiums written	$12,324.4	$11,118.4	11

Revenues:
Net premiums earned	$11,591.0	$10,659.3	9
Investment income	254.4	232.5	9
Net realized gains (losses) on securities:
Net impairment losses recognized in earnings	(9.6)	0	NM
Net realized gains (losses) on securities	121.8	175.2	(30)
Total net realized gains (losses) on securities	112.2	175.2	(36)
Fees and other revenues	178.4	176.0	1
Service revenues	49.4	29.2	69
Gains (losses) on extinguishment of debt	(0.9)	0	NM
Total revenues	12,184.5	11,272.2	8

Expenses:
Losses and loss adjustment expenses	8,388.1	7,732.0	8
Policy acquisition costs	956.7	887.7	8
Other underwriting expenses	1,575.9	1,447.5	9
Investment expenses	13.6	12.0	13
Service expenses	44.1	27.8	59
Interest expense	79.0	66.5	19
Total expenses	11,057.4	10,173.5	9

Income before income taxes	1,127.1	1,098.7	3
Provision for income taxes	357.9	364.7	(2)
Net income	769.2	734.0	5
Less: Income attributable to noncontrolling interest (NCI)	5.8	'--	NM
Net income available to Progressive	763.4	734.0	4

Other comprehensive income (loss), net of tax
Changes in:
Total net unrealized gains (losses) on securities	(81.6)	30.9	(364)
Net unrealized gains on forecasted transactions	(9.2)	(1.8)	411
Foreign currency translation adjustment	(0.8)	0.5	(260)
Other comprehensive income (loss)	(91.6)	29.6	(409)
Add: other comprehensive (income) loss attributable to NCI	1.9	'--	NM
Total comprehensive income available to Progressive	$673.7	$763.6	(12)

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
July 2015
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2015	2014

Net income available to Progressive	$104.5	$763.4	$734.0
Per share:
Basic	$0.18	$1.30	$1.24
Diluted	$0.18	$1.29	$1.23

Comprehensive income available to Progressive	$135.9	$673.7	$763.6
Per share:
Diluted	$0.23	$1.14	$1.28

Average shares outstanding - Basic	585.5	586.5	592.3
Net effect of dilutive stock-based compensation	3.5	3.8	4.2
Total equivalent shares - Diluted	589.0	590.3	596.5

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2015	2014
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.3%	1.2%	2.4%
Common stocks	1.4%	3.2%	5.4%
Total portfolio	0.5%	1.5%	2.8%

Pretax annualized investment income book yield	2.2%	2.4%	2.4%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
July 2015
($ in millions)
(unaudited)

Current Month
	Vehicles
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total[1]
Net Premiums Written	$897.5	$831.8	$1,729.3	$207.4	$74.8	$2,011.5
% Growth in NPW	2%	10%	6%	16%	NM	11%
Net Premiums Earned	$877.0	$789.7	$1,666.7	$193.8	$68.4	$1,928.9
% Growth in NPE	2%	12%	6%	11%	NM	11%

GAAP Ratios
Loss/LAE ratio	72.8	74.6	73.7	63.5	74.9	72.7
Expense ratio	19.7	20.0	19.8	20.8	32.5[2]	20.4
Combined ratio	92.5	94.6	93.5	84.3	107.4[2]	93.1

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$13.8
Current accident year						12.6
Calendar year actuarial adjustment	$11.1	$8.4	$19.5	$5.4	$1.5	$26.4

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$13.8
All other development						24.0
Total development						$37.8

Calendar year loss/LAE ratio						72.7
Accident year loss/LAE ratio						74.7

NM=Not meaningful; Property business written by Progressive prior to April 2015 was negligible.

1 Includes results for all of our run-off  businesses, including our professional liability group. For the month, our run-off businesses generated a $0.5 million underwriting loss.

2 Included in both the expense ratio and combined ratio is $5.0 million, or 7.3 points, of amortization/depreciation expense associated with the acquisition of a controlling interest in ARX Holding Corp. Excluding this additional expense, the Property business would have reported a combined ratio of 100.1 for July 2015.

3 Represents adjustments solely based on our actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
July 2015
($ in millions)
(unaudited)

Year-to-Date
	Vehicles
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total[1]
Net Premiums Written	$5,599.3	$5,060.8	$10,660.1	$1,317.2	$347.5	$12,324.4
% Growth in NPW	3%	12%	7%	15%	NM	11%
Net Premiums Earned	$5,397.9	$4,776.9	$10,174.8	$1,149.5	$267.1	$11,591.0
% Growth in NPE	2%	11%	6%	9%	NM	9%

GAAP Ratios
Loss/LAE ratio	72.5	74.9	73.7	61.6	69.6	72.4
Expense ratio	19.5	20.3	19.8	21.7	31.9[2]	20.3
Combined ratio	92.0	95.2	93.5	83.3	101.5[2]	92.7

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$59.3
Current accident year						41.6
Calendar year actuarial adjustment	$37.2	$25.3	$62.5	$18.0	$20.4	$100.9

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$59.3
All other development						165.2
Total development						$224.5

Calendar year loss/LAE ratio						72.4
Accident year loss/LAE ratio						74.3

NM=Not meaningful; Property business written by Progressive prior to April 2015 was negligible.

1 Includes results for all of our run-off  businesses, including our professional liability group. On a year-to-date basis, our professional liability group recognized $0.4 million of reinstatement premiums paid to our reinsurers pursuant to their reinsurance contracts. This premium reduction is reflected in our companywide total results. In total, our run-off businesses generated $0.5 million underwriting loss on a year-to-date basis.

2 Included in both the expense ratio and combined ratio is $20.1 million, or 7.5 points, of amortization/depreciation expense associated with the acquisition of a controlling interest in ARX Holding Corp. Excluding this additional expense, the Property business would have reported a year-to-date combined ratio of 94.0.

3 Represents adjustments solely based on our actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

July
2015
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $15,713.8)	$15,808.0
Equity securities:
Nonredeemable preferred stocks[1](cost: $630.5)	769.9
Common equities (cost: $1,360.2)	2,581.5
Short-term investments (amortized cost: $1,682.6)	1,682.6
Total investments[2]	20,842.0
Net premiums receivable	3,932.0
Deferred acquisition costs	574.6
Goodwill and intangible assets	993.7
Other assets[3]	3,224.7
Total assets	$29,567.0

Unearned premiums	$6,722.4
Loss and loss adjustment expense reserves[3]	9,789.9
Other liabilities[2]	2,398.4
Debt[4]	2,718.7
Total liabilities	21,629.4
Redeemable noncontrolling interest (NCI)	434.8
Shareholders' equity	7,502.8
Total liabilities, NCI, and shareholders' equity	$29,567.0

Common shares outstanding	586.5
Shares repurchased - July	0.27
Average cost per share	$30.73
Book value per share	$12.79
Trailing 12-month return on average shareholders' equity
Net income available to Progressive	18.4%
Comprehensive income available to Progressive	17.7%
Net unrealized pretax gains (losses) on investments	$1,452.6
Increase (decrease) from June 2015	$50.7
Increase (decrease) from December 2014	$(119.6)
Debt-to-total capital ratio[5]	26.6%
Fixed-income portfolio duration	1.9
Weighted average credit quality	A+
Year-to-date Gainshare factor[6]	1.42

1 As of July 31, 2015, we held certain hybrid securities and recognized a change in fair value of $2.3 million as a realized gain during the period we held these securities.
2 At July 31, 2015, we had $68.2 million of net unsettled security transactions, including collateral on open derivative positions.
3 Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $1,356.3 million, which are included in "other assets."
4 During July 2015, we repurchased $18.4 million in principal amount of our 6.70% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067.
5Ratio reflects debt as a percent of debt plus shareholders' equity; redeemable noncontrolling interest is not part of this calculation.
6 The Gainshare factor excludes the results of our Property business.

Monthly Commentary

•
During July, we incurred about $21 million, or about 1.1 loss ratio points, of catastrophe losses, compared to about $16 million, or 0.9 loss ratio points, last year. Of the total catastrophe losses incurred this month, about $9 million was in our vehicle businesses and $12 million was in our Property business. Hail, primarily in Texas, Colorado, and Minnesota, accounted for about 75% of the total property catastrophe losses. Hail, flooding, and wind storms in the Midwest accounted for approximately 80% of the vehicle catastrophe losses. Year to date, total catastrophe losses, which include catastrophe losses on the Property business from April 2015 forward, were $185 million, or 1.6 points, compared to $155 million, or 1.5 points, last year.

Events
We plan to release August results on Thursday, September 17, 2015, before the market opens.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach it whenever, wherever and however it's most convenient-online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. Home insurance is underwritten by select carriers, including our majority-owned subsidiary, American Strategic Insurance (ASI).

Progressive is the fourth largest auto insurer in the country; a leading seller of motorcycle and commercial auto insurance; and through ASI, one of the top 20 homeowners carriers. Progressive also offers car insurance online in Australia at
http://www.progressiveonline.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot® and Service Centers.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental, corporate, or other entities to make scheduled debt payments or satisfy other obligations; the potential or actual downgrading by one or more rating agencies of our securities or governmental, corporate, or other securities we hold; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including reinsurers and other counterparties to certain financial transactions; the accuracy and adequacy of our pricing, loss reserving, and reinsurance methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to attract and retain more customers; our ability to obtain adequate reinsurance at acceptable rates and to collect under our reinsurance contracts; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for the introduction of products to new jurisdictions, for requested rate changes and the timing thereof and for any proposed acquisitions; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments at the state and federal levels, including, but not limited to, matters relating to vehicle and homeowners insurance, health care reform and tax law changes; the outcome of disputes relating to intellectual property rights; the outcome of litigation or governmental investigations that may be pending or filed against us; weather conditions (including the severity and frequency of storms, hurricanes, floods, snowfalls, hail, and winter conditions); changes in driving patterns, including vehicle usage as influenced by the level of oil and gas prices, among other factors; our ability to accurately recognize and appropriately respond in a timely manner to changes in loss frequency and severity trends; technological advances; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions, and safeguard personal and sensitive information in our possession; our continued access to and functionality of third-party systems that are critical to our business; court decisions, new theories of insurer liability or interpretations of insurance policy provisions and other trends in litigation; changes in health care and auto and property repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.